UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2008
Date of Report (Date of earliest event reported)

CE CASECNAN WATER AND ENERGY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Philippines	001-12995	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24th Floor, 6750 Building, Ayala Avenue Makati, Metro Manila, Philippines		N/A
(Address of principal executive offices)		(Zip code)

011 63 2 892-0276
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant

On October 2, 2008, the Board of Directors of CE Casecnan Water and Energy Company, Inc. (the “Company”) approved the appointment of Manabat Delgado Amper & Co. (a Deloitte Touche Tohmatsu member firm) as its new independent registered public accounting firm for the year ended December 31, 2008. During the fiscal years ended December 31, 2007 and 2006 and through October 2, 2008, the Company has not consulted with Manabat Delgado Amper & Co. regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CE CASECNAN WATER AND ENERGY COMPANY, INC.
(Registrant)
Date: October 2, 2008
/s/ Patrick J. Goodman
Patrick J. Goodman
Senior Vice President and Chief Financial Officer